UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2003

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.

130 Waverly Street

Cambridge, Massachusetts  02139

(Address of principal executive offices) (Zip Code)

(617) 444-6100

Registrant’s telephone number, including area code:

Item 7.  Financial Statements and Exhibits.

                                (c)           Exhibits

                                                See Exhibit Index attached to this current report on Form 8-K.

Item 9.  Regulation FD Disclosure.

                The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

                On April 24, 2003, Vertex Pharmaceuticals Incorporated issued a press release to report the company’s financial results for the quarter ended March 31, 2003.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

                In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.”  The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: April 24, 2003	/s/ Joshua S. Boger
Joshua s. Boger
Chairman and Chief Executive Officer

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of Vertex Pharmaceuticals Incorporated dated April 24, 2003